As filed with the Securities And Exchange Commission
on April 28, 2005

  Securities Act Registration No. 2-82976
  Investment Company Act Registration No. 811-3712

SECURITIES AND EXCHANGE COMMISSION

  Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐
  POST-EFFECTIVE AMENDMENT NO. 35  ☒

  and/or
  REGISTRATION STATEMENT UNDER THE

  INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 38  ☒

(Check appropriate box or boxes)

DRYDEN GOVERNMENT INCOME FUND, INC.

(Exact name of registrant as specified in charter)
(formerly Prudential Government Income Fund, Inc.)

GATEWAY CENTER THREE,
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (973) 802-6469

Jonathan D. Shain, Esq.
Gateway Center Three,
100 Mulberry Street
Newark, New Jersey 07102

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

As soon as practicable after the effective
date of the Registration Statement.

It is proposed that this filing will become effective
(check appropriate box):

  ☒  immediately upon filing pursuant to paragraph (b)

  ☐  on (date) pursuant to paragraph (b)

  ☐  60 days after filing pursuant to paragraph (a)(1)

  ☐  on (date) pursuant to paragraph (a)(1)

  ☐  75 days after filing pursuant to paragraph (a)(2)

  ☐  on pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

  ☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dryden Government Income Fund, Inc.

April 28, 2005

PROSPECTUS

FUND TYPE

Government securities

OBJECTIVE

High current return

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

JennisonDryden MutualFunds

Table of Contents

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

2	Principal Risks

3	Evaluating Performance

5	Fees and Expenses

7	How the Fund Invests

7	Investment Objective and Policies

9	Other Investments and Strategies

14	Investment Risks

20	How the Fund is Managed

20	Board of Directors

20	Manager

21	Investment Adviser

21	Portfolio Management Team

21	Distributor

22	Disclosure of Portfolio Holdings

23	Fund Distributions and Tax Issues

23	Distributions

24	Tax Issues

25	If You Sell or Exchange Your Shares

26	How to Buy, Sell and Exchange Shares of the Fund

26	How to Buy Shares

38	How to Sell Your Shares

42	How to Exchange Your Shares

44	Telephone Redemptions or Exchanges

45	Expedited Redemption Privilege

46	Financial Highlights

46	Class A Shares

47	Class B Shares

48	Class C Shares

49	Class R Shares

50	Class Z Shares

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about Dryden Government Income Fund, Inc. which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is high current return. We invest, under normal circumstances, at least 80% of the Fund's investable assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in the 80% policy stated above. We may also engage in active trading.

The investment adviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. In deciding which portfolio securities to buy and sell, the investment adviser will consider economic conditions and interest rate fundamentals. The investment adviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation, as well as credit quality, maturity and risk.

Some (but not all) of the U.S. Government securities and mortgage-related securities in which the Fund will invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank. Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Fund may invest, are not backed by the full faith and credit of the United States and must rely on their own resources to repay the debt. These securities include, but are not limited to, obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae"), the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, which depends entirely upon its own resources to repay its debt obligations.

While we make every effort to achieve our objective, we can't guarantee success.

Dryden Government Income Fund, Inc. 1

Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The debt obligations in which the Fund invests are subject to the risk of losing value because interest rates rise or because there is a lack of confidence in the borrower. Certain securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. In addition, as referred to above, not all U.S. Government securities are insured or guaranteed by the U.S. Government; some are backed only by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-related securities are also subject to prepayment risk, which means that if they are prepaid, the Fund may have to replace them with lower-yielding securities.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover may result in higher transaction costs, which can affect the Fund's performance and may have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests - Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

2 Visit our website at www.jennisondryden.com

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Annual Total Returns* (Class B shares)

BEST QUARTER: 6.49% (2nd quarter of 1995) WORST QUARTER: (3.04)% (1st quarter of 1996)

*  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual total returns would have been lower, too. The return of the Class B shares for the quarter ended March 31, 2005 was –0.54%

Dryden Government Income Fund, Inc. 3

Risk/Return Summary

Average Annual Total Returns1 (as of 12/31/04)

Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	(1.85)%	5.83%	6.39%	6.54%		(since 1-22-90)
Class C shares	1.28	6.30	6.33	5.90		(since 8-1-94)
Class Z shares	3.03	7.05	N/A	6.00		(since 3-4-96)
Class R shares[2]	N/A	N/A	N/A	N/A		(since 5-17-04)
Class B Shares
Return Before Taxes	(2.92)	6.00	6.22	6.79	(6.72)	(since 4-22-85)
Return After Taxes on Distributions[3,4]	(4.09)	4.23	4.13	4.38	(4.31)	(since 4-22-85)
Return After Taxes on Distributions and Sale of Fund Shares[3,4]	(1.91)	3.98	3.99	4.43	(4.35)	(since 4-22-85)
Index (reflects no deduction for fees, expenses or taxes)
Lehman Gov't Bond Index	3.48	7.48	7.46	[5]
Lipper Average	3.19	6.43	6.43	[6]

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver or subsidy for Class A, Class B, and Class C shares, the returns would have been lower.

2  Class R shares are new, and therefore, no performance information is available for this share class.

3  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

4  The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

5  The Lehman Brothers Government Bond Index (Lehman Gov't Bond Index) - an unmanaged index of securities issued or backed by the U.S. Government, its agencies and instrumentalities with between one and thirty years remaining to maturity - gives a broad look at how U.S. Government bonds with such maturities have performed. These returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. The Lehman Gov't Bond Index returns since the inception of each class are 7.63% for Class A, 8.43% for Class B, 7.04% for Class C and 6.61% for Class Z shares. Source: Lehman Brothers.

6  The Lipper Average is based on the average return of all mutual funds in the Lipper General U.S. Government Bond Fund Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class are 6.73% for Class A, 7.41% for Class B, 6.03% for Class C and 5.57% for Class Z shares. Source: Lipper Inc.

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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund - Classes A, B, C, Z and R. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same fund. Class Z and R shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fees	None	None	None	None	None
Exchange fee	None	None	None	None	None

Annual Fund Operating Expenses (deducted from Fund assets)

	Class A	Class B	Class C	Class R	Class Z
Management fees	.50%	.50%	.50%	.50%	.50%
+ Distribution and service (12b-1) fees	.30%[5]	1.00%	1.00%[5]	.75%[5]	None
+ Other expenses	0.20%	0.20%	0.20%	0.20%	0.20%
= Total annual Fund operating expenses	1.00%	1.70%	1.70%	1.45%	0.70%
– Fee waiver or expense reimbursement	.05%[5]	None	.25%[5]	.25%[5]	None
= Net annual Fund operating expenses	0.95%	1.70%	1.45%	1.20%	0.70%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.)

3  The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

4  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004).

5  For the fiscal year ending February 28, 2006, the Distributor has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1%, .75 of 1% and .50 of 1% of the average daily net assets of Class A, Class C and Class R shares, respectively.

Dryden Government Income Fund, Inc. 5

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same except for the Distributor's reduction of distribution and service (12b-1) fees for Class A, Class C, and Class R shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$543	$749	$973	$1,615
Class B shares	673	836	1,023	1,736
Class C shares	248	511	900	1,988
Class Z shares	72	224	390	871
Class R shares	122	434	768	1,714

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$543	$749	$973	$1,615
Class B shares	173	536	923	1,736
Class C shares	148	511	900	1,988
Class Z shares	72	224	390	871
Class R shares	122	434	768	1,714

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How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is high current return. While we make every effort to achieve our objective, we can't guarantee success.

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its investable assets in U.S. Government securities. U.S. Government securities include debt obligations issued by the U.S. Treasury. Treasury securities are all backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not.

The Fund may also acquire U.S. Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

The Fund may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some (but not all) of these debt securities are backed by the full faith and credit of the U.S. Government. These include obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank. Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae"), the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.

The Fund has no limitations with respect to the maturities of portfolio securities in which it may invest.

The Fund invests in mortgage-related securities issued or guaranteed by U.S. governmental entities. The Fund may also invest in privately issued mortgage-related securities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs, and mortgage-related securities issued by agencies of the U.S. Government include FNMAs and debt securities issued by FHLMC. The U.S. Government or the issuing agency directly or indirectly guarantees

Dryden Government Income Fund, Inc. 7

How the Fund Invests

the payment of interest and principal on these securities. Privately issued mortgage-related securities are not guaranteed by U.S. governmental entities and generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A real estate mortgage investment conduit (REMIC) is a security issued by a U.S. Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. The Fund does not intend to invest in residual interests. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. The Fund may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.

The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

The Fund may also engage in active trading - that is, frequent trading of its securities - in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in

8 Visit our website at www.jennisondryden.com

short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.

The Fund may also invest its assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less.

For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund (the Board) can change investment policies of the Fund that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

Asset-Backed Securities

The Fund may invest up to 20% of the Fund's investable assets in privately issued asset-backed securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.

Foreign Securities

The Fund may invest in foreign securities (including securities issued by foreign governments, supranational organizations, foreign branches of U.S. banks, or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar, as long as such securities are rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), and only if, after making that investment, all such investments would make up less than 10% of the Fund's investable assets (determined at the time of investment).

The Fund may invest in obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

Dryden Government Income Fund, Inc. 9

How the Fund Invests

Fixed and Adjustable Rate Debt Securities

The Fund is permitted to invest in both fixed and adjustable rate debt securities. Fixed rate debt securities are securities that have an interest rate that is set at the time the security is issued. Adjustable rate debt securities are securities that have an interest rate that is adjusted periodically based on the market rate at a specified time. The value of adjustable rate debt securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable rate debt securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate, resulting in a lower net asset value until the coupon resets to market rates.

The debt obligations in which the Fund may invest are rated at least A by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's) or, if unrated, are deemed to be of comparable credit quality by the Fund's investment adviser.

Repurchase and Reverse Repurchase Agreements

The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

The Fund may use reverse repurchase agreements, where the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Money Market Instruments

The Fund may, under normal circumstances, invest up to 20% of its investable assets in high-quality money market instruments, including commercial paper of domestic companies, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Investments in money market instruments for coverage purposes will be excluded in calculating the 20%. The Fund will only purchase money market instruments that are in one of the two highest quality grades of a major rating service or that we determine are of comparable quality.

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Temporary Defensive Investments

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in high-quality money market instruments, cash, repurchase agreements or U.S. Government securities. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets.

Derivative Strategies

We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. Derivatives - such as futures contracts, including interest rate futures contracts and Eurodollar instruments, options, including straddles, options on futures, swaps and options on swaps - involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options

The Fund may purchase and sell call or put options on U.S. Government securities, futures contracts, swaps or securities indexes traded on U.S. securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or currencies in exchange for a premium. The Fund will sell only covered options.

The Fund may use straddles. A straddle is a combination of a call and a put written on the same security at the same exercise price. The Fund's use of straddles will not exceed 5% of its net assets.

Futures Contracts and Related Options

The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset at a future date. The Fund may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only.

Dryden Government Income Fund, Inc. 11

How the Fund Invests

The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index.

The Fund may invest in Eurodollar instruments. Eurodollar instruments are essentially U.S. dollar-denominated futures contracts linked to the London Interbank Offered Rate (LIBOR). Eurodollar instruments enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

Swap Transactions

The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options

The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks - Risk Management and Return Enhancement Strategies."

Dollar Rolls

The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

When-Issued and Delayed-Delivery Securities

The Fund may purchase money market obligations on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and

12 Visit our website at www.jennisondryden.com

interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Zero Coupon Bonds

The Fund may invest up to 15% of its investable assets in zero coupon U.S. Government securities. Zero coupon bonds do not pay interest during the life of the security. An investor makes money by purchasing the security at a price that is less than the money the investor will receive when the borrower repays the amount borrowed (face value).

The Fund records the amount zero coupon bonds rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income.

Short Sales Against-the-Box

The Fund may use short sales against-the-box. In a short sale "against the box," the Fund owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's net assets (as determined at the time of the short sale) are held as collateral for such sales.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

Additional Strategies

The Fund also follows certain policies when it lends its securities to others for cash management purposes (the Fund can lend up to 331/3% of the value of its total assets); borrows money (the Fund can borrow up to 331/3% of the value of its total assets); purchases shares of other investment companies (the Fund may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI "Investment Restrictions".

Dryden Government Income Fund, Inc. 13

How the Fund Invests

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may use. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

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Investment Type

% of Fund's Investable Assets	Risks	Potential Rewards
U.S. Government securities (including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities; see next page for related risks and potential rewards)
Up to 100%; at least 80%	■ Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. Government securities)
■ Market risk - the risk that obligations will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower
■ Not all U.S. Government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt	■ A source of regular interest income
■ Generally more secure than lower-quality debt securities
■ The U.S. Government guarantees interest and principal payments on certain U.S. Government securities
■ May preserve the Fund's assets
■ If interest rates decline, long-term yields should be higher than money market yields
■ Bonds have generally outperformed money market instruments over the long term
■ Most bonds rise in value when interest rates fall

Dryden Government Income Fund, Inc. 15

How the Fund Invests

Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Mortgage-related securities Percentage varies; up to 100% in U.S. Government backed	■ Prepayment risk - the risk that the underlying mortgages may be pre-paid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities
■ Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk
■ See market risk	■ A source of regular interest income
■ The U.S. Government guarantees interest and principal payments on certain securities
■ May benefit from security interest in real estate collateral
■ Pass-through instruments provide greater diversification than direct ownership of loans

Money market instruments Up to 20%; up to 100% on a temporary basis	■ Limits potential for capital appreciation and achieving our investment objective ■ See credit risk and market risk (which are less of a concern for money market instruments)	■ May preserve the Fund's assets

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Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Asset-backed securities Up to 20%	■ The security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage- related securities
■ Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk
■ See market risk and prepayment risk	■ A source of regular interest income
■ Prepayment risk is generally lower than with mortgage- related securities
■ Pass-through instruments provide greater diversification than direct ownership of loans
■ May offer higher yield due to their structure

Illiquid securities Up to 15% of net assets	■ Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at time or price desired, in which case valuation would depend more on investment adviser's judgment than is generally the case with more liquid securities	■ May offer a more attractive yield or potential for growth than more widely traded securities

Zero coupon bonds Up to 15%	■ Typically subject to greater volatility and less liquidity in adverse markets than other debt securities ■ See credit risk and market risk	■ Value rises faster when interest rates fall

Dryden Government Income Fund, Inc. 17

How the Fund Invests

Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Foreign securities Less than 10%	■ Foreign markets, economies and political systems may not be as stable as those in the U.S., particularly those in developing countries
■ May be less liquid than U.S. debt securities
■ Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks
■ Currency risk - changing value of foreign currencies can cause losses
■ See market risk and credit risk	■ Investors can participate in the growth of foreign markets through investments in companies operating in those markets
■ Changing value of foreign currencies can cause gains
■ Opportunities for diversification

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Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Derivatives (including swaps) Percentage varies, up to 15% for certain swaps	■ The value of derivatives (such as futures, options, options on futures, swaps and options on swaps), that are used to hedge a portfolio security is determined independently from that security and could result in a loss to the Fund when the price movement of a derivative does not correlate with a change in the value of the Fund security
■ Derivatives may not have the intended effects and may result in losses or missed opportunities
■ The counter party to a derivatives contract could default
■ Certain types of derivatives involve costs to the Fund that can reduce returns
■ Derivatives can increase share price volatility and derivatives that involve leverage could magnify losses
■ May be difficult to value precisely or sell at the time or price desired	■ The Fund could make money and protect against losses if the investment analysis proves correct
■ One way to manage the Fund's risk/return balance is to lock in the value of an investment ahead of time
■ Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost
■ Hedges that correlate well with an underlying position can increase or enhance investment income or capital gains at low cost

When-issued and delayed- delivery securities, repurchase agreements, reverse repurchase agreements, dollar rolls and short sales against-the-box Percentage varies	■ Value of securities may decrease before delivery occurs ■ Broker/dealer may become insolvent prior to delivery ■ Investment losses may exceed potential underlying investment gains	■ May magnify underlying investment gains

Dryden Government Income Fund, Inc. 19

How the Fund is Managed

BOARD OF DIRECTORS

The Fund's Board oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended February 28, 2005, the Fund paid PI management fees of .50% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2004, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion.

Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

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INVESTMENT ADVISER

Prudential Investment Management, Inc., (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

PORTFOLIO MANAGEMENT TEAM

Richard Piccirillo is Vice President and Portfolio Manager for Prudential Fixed Income's U.S. Liquidity Team. Mr. Piccirillo specializes in mortgage-backed securities and structured products. Mr. Piccirillo is also is one of the lead portfolio managers for our multi-sector core fixed-income accounts. Before joining Prudential Financial in 1993, Mr. Piccirillo was a fixed-income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed-income trading desks for the planning and analysis department. He received a Bachelor of Business Administration (BBA) in Finance from George Washington University and a Masters in Business (MBA) in Finance and International Business from New York University. Mr. Piccirillo has managed the Fund since October 2003.

Robert Tipp, CFA, is Chief Investment Strategist of PIM's Fixed Income Group, Head of Global Investment Strategy, and co-product manager of the Core Plus strategy. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed-income business. Mr. Tipp has 20 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that position, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed-income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a Bachelor of Science (BS) and a Master of Business Administration (MBA) in Finance from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp has managed the Fund since October 2003.

Additional information about the portfolio managers concerning their compensation, other accounts that they manage and ownership of securities in the Fund may be found in the SAI under "Investment Advisory and Other Services-Additional Information About the Portfolio Managers".

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 under the Investment Company Act with respect to each of the Class A, Class B, Class C and Class R shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and R shares and provides certain shareholder

Dryden Government Income Fund, Inc. 21

How the Fund is Managed

support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's Statement of Additional Information and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter on its website within approximately 60 days after the end of each fiscal quarter. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month and will be available on the Fund's website for at least six months from the posting date. These postings can be located at www.Jennisondryden.com.

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Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of ordinary income monthly and capital gains, if any, at least annually to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends out of any net investment income, plus short-term capital gains, to shareholders typically every month. For example, if the Fund owns a U.S. Government bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Fund. In addition, dividends from the Fund will not qualify for the preferential rate of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders pursuant to recently enacted legislation.

The Fund also distributes long-term capital gains to shareholders - typically once a year. Long-term capital gains are generated when the Fund sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

Dryden Government Income Fund, Inc. 23

Fund Distributions and Tax Issues

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain "interest-related dividends" and "short-term capital gain dividends" paid by the Fund to a non-resident foreign shareholder would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a non-resident foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund's net short-term capital gains over net long-term capital losses.

If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the

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Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified or Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Dryden Government Income Fund, Inc. 25

How to Buy, Sell and
Exchange Shares of the Fund

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares

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are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.

■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004). The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares no more than 3 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

■  Because Class Z and Class R shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z or Class R shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Dryden Government Income Fund, Inc. 27

How to Buy, Sell and
Exchange Shares of the Fund

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A		Class B	Class C	Class R	Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None	None

Minimum amount for subsequent purchases[1]	$100	$100		$100	None	None

Maximum initial sales charge	4.50% of the public offering price	None		None	None	None

Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7	5% 4% 3% 2% 1% 1% 0%	1% on sales made within 12 months of purchase (18 months for shares purchased prior to February 2, 2004)	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average net assets)[4]	.30 of 1%[5] (.25 of 1% currently)	1% up to $3 billion, .80 of 1% next $1 billion, and .50 of 1% over $4 billion		1%[5] (.75 of 1% currently)	.75 of 1%[5]	None

1  The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)."

3  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.)

4  These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B, Class C and Class R shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee) and .75 of 1% (including the .25 of 1% service fee) for Class R shares. In addition to the service fee, Class B shares pay a distribution fee of .75 of 1% up to $3 billion, .55 of 1% of the next $1 billion, and .25 of 1% over $4 billion and Class C shares pay a distribution fee of .75 of 1%.

5  For the fiscal year ending February 28, 2006, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class C and Class R shares to .25 of 1%, .75 of 1% and .50 of 1% of the average daily net assets of Class A, Class C and Class R shares, respectively.

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Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00	4.17	3.50
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 to $4,999,999[1]	None	None	1.00	*

1  If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.)

*  For investments of $5 million to $9,999,999, the dealer allowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing;

■  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months; or

■  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

Dryden Government Income Fund, Inc. 29

How to Buy, Sell and
Exchange Shares of the Fund

An eligible group of related investors includes any combination of the following:

■  an individual;

■  the individual's spouse, their children and parents;

■  the individual's and spouse's Individual Retirement Account (IRA);

■  any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;

■  a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; and

■  a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and

■  for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

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If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■  persons who have retired directly from active service with Prudential or one of its subsidiaries;

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

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■  investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website at www.jennisondryden.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and

32 Visit our website at www.jennisondryden.com

financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option;

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund);

■  Prudential, with an investment of $10 million or more; and

■  Class Z shares may also be purchased by qualified state tuition programs (529 plans).

Qualifying for Class R Shares

Retirement Plans. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans, and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

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In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial service provider for details about any revenue sharing payments it may receive.

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Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Class B Shares."

Step 3: Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests.

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME Corp. bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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The Fund may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

36 Visit our website at www.jennisondryden.com

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the price of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, Class Z and Class R shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and

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profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

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Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

■  You are selling more than $100,000 of shares,

■  You want the redemption proceeds made payable to someone that is not in our records,

■  You want the redemption proceeds sent to some place that is not in our records, or

■  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, (18 months for Class C shares purchased prior to February 2, 2004), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

■  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares, (18 months for Class C shares purchased prior to February 2, 2004), and

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■  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares). (18 months for Class C shares purchased prior to February 2, 2004),

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares - which is applied to shares sold within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004). For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class B Shares

The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

■  To provide for certain distributions - made without IRS penalty - from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

■  On certain sales effected through the Systematic Withdrawal Plan.

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For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Contingent Deferred Sales Charge - Waiver of Contingent Deferred Sales Charge - Class B Shares."

Waiver of the CDSC - Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA, or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan

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administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for exchanges. If, however, you exchange - and then sell - Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

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Frequent Purchases and Redemptions of Fund Shares

The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board of Directors has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account and will remain in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor

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trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the

44 Visit our website at www.jennisondryden.com

section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Dryden Government Income Fund, Inc. 45

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated, except that there is no financial performance information available for Class R shares as of the date of this prospectus because this class is new.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

The financial highlights for the fiscal years ended February 28, 2005 and 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm whose report on those financial statements was unqualified. The financial highlights for the periods presented through February 28, 2003 were audited by another independent registered public accounting firm, whose report on those financial statements was unqualified.

Class A Shares (fiscal years ended 2-28/29)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$9.30	$9.47	$9.09	$8.94	$8.41
Income from investment operations:
Net investment income	0.34	0.38	0.46	0.46	0.54
Net realized and unrealized gain (loss) on investment transactions	(0.22)	(0.17)	0.38	0.17	0.53
Total from investment operations	0.12	0.21	0.84	0.63	1.07
Less distributions:
Dividends from net investment income	(0.38)	(0.38)	(0.46)	(0.48)	(0.54)
Net asset value, end of year	$9.04	$9.30	$9.47	$9.09	$8.94
Total Investment return[1]	1.29%	2.34%	9.51%	7.36%	13.10%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$830,603	$909,360	$1,046,220	$952,466	$845,525
Average net assets (000)	$854,446	$973,773	$990,018	$954,797	$810,113
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees[2]	0.95%	0.98%	0.94%	0.98%	1.00%
Expenses, excluding distribution and service (12b-1) fees	0.70%	0.73%	0.69%	0.73%	0.75%
Net investment income	4.09%	3.95%	4.73%	5.43%	6.25%
For Class A, B, C, R & Z:
Portfolio turnover rate	611%	646%	479%	440%	337%

1  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

2  The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

46 Visit our website at www.jennisondryden.com

Class B Shares (fiscal years ended 2-28/29)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$9.31	$9.49	$9.09	$8.95	$8.41
Income from investment operations:
Net investment income	0.27	0.32	0.41	0.41	0.49
Net realized and unrealized gain (loss) on investment transactions	(0.21)	(0.18)	0.40	0.16	0.54
Total from investment operations	0.06	0.14	0.81	0.57	1.03
Less distributions:
Dividends from net investment income	(0.31)	(0.32)	(0.41)	(0.43)	(0.49)
Net asset value, end of year	$9.06	$9.31	$9.49	$9.09	$8.95
Total Investment return[1]	0.65%	1.50%	9.11%	6.62%	12.58%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$123,178	$163,800	$218,806	$153,685	$130,732
Average net assets (000)	$138,570	$192,823	$183,620	$134,237	$146,034
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.70%	1.70%	1.52%	1.55%	1.58%
Expenses, excluding distribution and service (12b-1) fees	0.70%	0.73%	0.69%	0.73%	0.75%
Net investment income	3.34%	3.25%	4.12%	4.87%	5.68%

1  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

Dryden Government Income Fund, Inc. 47

Financial Highlights

Class C Shares (fiscal years ended 2-28/29)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$9.31	$9.49	$9.09	$8.95	$8.41
Income from investment operations:
Net investment income	0.29	0.34	0.41	0.42	0.50
Net realized and unrealized gain (loss) on investment transactions	(0.21)	(0.18)	0.40	0.16	0.54
Total from investment operations	0.08	0.16	0.81	0.58	1.04
Less distributions:
Dividends from net investment income	(0.33)	(0.34)	(0.41)	(0.44)	(0.50)
Net asset value, end of year	$9.06	$9.31	$9.49	$9.09	$8.95
Total Investment return[1]	0.90%	1.72%	9.20%	6.71%	12.67%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$14,675	$23,572	$29,986	$18,405	$9,711
Average net assets (000)	$18,930	$27,705	$25,168	$13,454	$7,904
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees[2]	1.45%	1.48%	1.44%	1.48%	1.50%
Expenses, excluding distribution and service (12b-1) fees	0.70%	0.73%	0.69%	0.73%	0.75%
Net investment income	3.59%	3.47%	4.17%	4.97%	5.75%

1  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

2  The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

48 Visit our website at www.jennisondryden.com

Class R Shares (fiscal years ended 2-28/29)

Per Share Operating Performance	May 17, 2004[1] through February 28, 2005
Net asset value, beginning of period	$8.99
Income (loss) from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investment transactions	0.10
Total from investment operations	0.35
Less distributions:
Dividends from net investment income	(0.29)
Net asset value, end of period	$9.05
Total Investment return[2]	3.89%
Ratios/Supplemental Data	May 17, 2004[1] through February 28, 2005
Net assets, end of period (000)	$2,535[4]
Average net assets (000)	$1,642[4]
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees[3]	1.20%[5]
Expenses, excluding distribution and service (12b-1) fees	0.70%[5]
Net investment income	4.01%[5]

1  Commencement of operations.

2  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported & includes reinvestment of dividends and distributions. Total returns for less than one full year are not annualized.

3  During the period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.

4  Figure is actual and not rounded to the nearest thousand.

5  Annualized

Dryden Government Income Fund, Inc. 49

Financial Highlights

Class Z Shares (fiscal years ended 2-28/29)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$9.28	$9.46	$9.07	$8.93	$8.40
Income from investment operations:
Net investment income	0.36	0.41	0.48	0.49	0.56
Net realized and unrealized gain (loss) on investments transactions	(0.21)	(0.18)	0.39	0.16	0.53
Total from investment operations	0.14	0.23	0.87	0.65	1.09
Less Distributions:
Dividends from net investment income	(0.40)	(0.41)	(0.48)	(0.51)	(0.56)
Net asset value, end of year	$9.02	$9.28	$9.46	$9.07	$8.93
Total Investment return[1]	1.54%	2.48%	9.79%	7.61%	13.39%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$91,618	$78,619	$103,816	$78,642	$103,523
Average net assets (000)	$85,837	$97,237	$86,453	$94,143	$94,635
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	0.70%	0.73%	0.69%	0.73%	0.75%
Expenses, excluding distribution and service (12b-1) fees	0.70%	0.73%	0.69%	0.73%	0.75%
Net investment income	4.36%	4.22%	4.95%	5.71%	6.50%

1  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

50 Visit our website at www.jennisondryden.com

Notes

Dryden Government Income Fund, Inc. 51

Notes

52 Visit our website at www.jennisondryden.com

Notes

Dryden Government Income Fund, Inc. 53

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (from
outside the U.S.)

■  WEBSITE

www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission (SEC) as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Fund's investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF
ADDITIONAL NFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Dryden Government Income Fund, Inc.

Share Class	A	B	C	R	Z
Nasdaq	PGVAX	PBGPX	PRICX	PLVAX	PGVZX

CUSIP	26243M103	26243M202	26243M301	26243M509	26243M400

MF128A  Investment Company Act File No. 811-3712

DRYDEN GOVERNMENT INCOME FUND, INC.

Statement of Additional Information
dated April 28, 2005

Dryden Government Income Fund, Inc. (the Fund), is an open-end, diversified management investment company, or mutual fund, which has as its investment objective the seeking of a high current return. The Fund will seek to achieve this objective primarily by investing in U.S. Government securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities. In an effort to hedge against changes in interest rates and thus preserve its capital, the Fund may also engage in, among other things, transactions involving futures contracts on U.S. Government securities and options on such contracts. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.

This SAI is not a prospectus and should be read in conjunction with the Fund's prospectus, dated April 28, 2005, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended February 28, 2005, are incorporated into this SAI by reference to the Fund's 2005 annual report to shareholders (File No. 2-82976 and 811-3712). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

MF128B

FUND HISTORY

The Fund was organized under the laws of Maryland on April 8, 1983. The Fund's Board of Directors (the Board) approved changing the name of the Fund to Dryden Government Income Fund, Inc., effective June 30, 2003.

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(a) Classification. The Fund is a diversified, open-end management investment company.

(b) and (c) Investment Strategies, Policies and Risks. The Fund will seek to achieve its investment objective of high current return primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds, strips and other debt securities issued by the U.S. Treasury, and obligations including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities. These guarantees apply only to the payment of principal and interest on these securities and do not extend to the securities' yield or value, which are likely to vary with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. As discussed below, some of the U.S. Government securities and mortgage-related securities in which the Fund will invest are guaranteed by the U.S. Government, while securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Fund may invest, are not guaranteed by the United States and must rely on their own resources to repay the debt. The Fund will also write covered call options and covered put options and purchase put and call options. Under normal circumstances, at least 80% of the investable assets of the Fund will be invested in U.S. Government securities. The term "investable assets" in this SAI refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. U.S. Government securities which are purchased pursuant to repurchase agreements or on a when-issued or delayed-delivery basis will be treated as U.S. Government securities for purposes of this calculation.

High current return means the return received from interest income from U.S. Government and other debt securities and from net gains realized from sales of portfolio securities. The Fund may also realize income from premiums from covered put and call options written by the Fund on U.S. Government securities as well as options on futures contracts on U.S. Government securities, options on securities indexes and net gains from closing purchase and sales transactions with respect to these options. The writing of options on U.S. Government securities, options on futures contracts on U.S. Government securities and options on securities indexes may limit the Fund's potential for capital gains on its portfolio. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-Investment Objective and Policies" in the prospectus.

U.S. Government Securities

U.S. Treasury Securities. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares.

Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in securities issued by the U.S. Government, agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Securities in which the Fund may invest, include, among others, obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration, the Export-Import Bank and the Small Business Administration, which are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, the Resolution Funding Corporation, the Tennessee Valley Authority, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency.

Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. Mortgages backing the securities purchased by the Fund include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. The Fund may also invest in balloon payment mortgage-backed securities. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium. The opposite is true for pass-throughs purchased at a discount.

Characteristics of Mortgage-Backed Securities. The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. For further information about mortgage-backed securities see "Mortgage-Related Securities and Asset-Backed Securities" below.

Strips. The Fund may invest in component parts of U.S. Government Securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book entries at the Federal Reserve member bank representing ownership of obligation components or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

The Fund may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.

GNMA Certificates. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the modified pass-through type. Modified pass-through GNMA Certificates entitle the holder to receive timely payment of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multi-family projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans (as defined below) and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. The Fund's investment adviser may re-evaluate the Fund's investment objective and policies if any such legislative proposals are adopted.

GNMA Guarantee. GNMA is a wholly-owned corporate instrumentality of the United States with the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration (FHA) under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans' Administration (VA) under the Servicemen's Readjustment Act of 1944, as amended (VA Loans) or by pools of other eligible mortgage loans. The Housing Act provides that the GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC Securities. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA Securities. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Mortgage-Related Securities and Asset-Backed Securities

Mortgage-related securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently two basic types of mortgage-related securities: (1) those issued or guaranteed, directly or indirectly, by the U.S. Government, such as Government National Mortgage Association (GNMA) or by one of the U.S. Government's agencies or instrumentalities, such as the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC), and (2) those issued or guaranteed privately.

Mortgage-related securities that are issued by private issuers without a government guarantee usually have some form of private credit enhancement to ensure timely receipt of payments and to protect against default.

The Fund may invest in mortgage-related securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, for example, GNMA, FNMA and FHLMC certificates, where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities as discussed above. These guarantees do not extend to the yield or value of the securities of the Fund's shares. See "U.S. Government Securities" above. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The value of these securities is likely to vary inversely with fluctuations in interest rates.

Mortgage-related securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. The market value of mortgage-related securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage-related securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage-related securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

Collateralized Mortgage Obligations. A collateralized mortgage obligation (CMO) is a security issued by a corporation or U.S. Government agency or instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgages or mortgage-backed securities. Payments of principal of and interest on the underlying mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued or guaranteed by the U.S. Government or agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. CMOs may also be collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by a U.S. Government agency or instrumentality. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs and Multiclass Pass-Through Securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

Certain issuers of CMOs, including certain CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (Commission), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its total assets in all such entities, may not have invested more than 5% of its total assets in any single such entity and may not acquire more than 3% of the voting securities of any single such entity.

The underlying mortgages which collateralize the CMOs and REMICs in which the Fund invests may have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Stripped Mortgage-Backed Securities (Privately Issued). In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Privately issued MBS strips are subject to similar risks of MBS strips issued by agencies or instrumentalities of the U.S. Government. See "Strips" above.

Asset-Backed Securities. The Fund may also invest up to 20% of its investable assets in privately issued asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, student loans, automobile and credit card receivables and residential mortgages, as well as a pool of securities, have been securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured. In connection with automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. In many instances, asset-backed securities are over-collateralized to ensure relative stability of their credit quality. The Fund will only invest in asset-backed securities rated at least A by Standard & Poor's Rating Group (S&P) or Moody's Investors Service (Moody's) or, if unrated, of equivalent quality in the judgment of the Fund's investment adviser.

Risk Factors Relating to Investing in Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above.

Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short-or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.

Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

Other Investments and Policies

Up to 20% of the investable assets of the Fund may be committed to investments other than U.S. Government securities. These investments would include the securities described in this subsection as well as purchased put and call options and purchased put options on futures contracts. See "Options Transactions" and "Futures Contracts on U.S. Government Securities below." The Fund may invest in debt obligations rated at least A by S&P or Moody's or, if unrated, deemed to be of comparable credit quality by the Fund's investment adviser. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Fixed rate debt securities may also be subject to call provisions.

Money Market Instruments

The Fund may, under normal circumstances, invest up to 20% of its investable assets in high-quality money market instruments, including commercial paper of domestic companies, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Investments in money market instruments for "coverage purposes" (as described herein) will be excluded in calculating the 20% limitation. Such obligations will, at the time of purchase, be rated within the two highest quality grades as determined by a nationally recognized statistical rating organization (NRSRO) (such as Moody's or S&P) or, if unrated, will be of equivalent quality in the judgment of the Fund's investment adviser. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Foreign Bank Obligations

The Fund may invest in foreign securities (including securities issued by foreign governments, supranational organizations, foreign branches of U.S. banks, or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar, as long as such securities are rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), and only if, after making that investment, all such investments would make up less than 10% of the Fund's investable assets (determined at the time of investment). These investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about a foreign bank or foreign branch of a U.S. bank than about a domestic bank and such entities may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic banks.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

Risk Factors and Special Considerations of Investing in Foreign Securities. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, the seizure or nationalization of foreign deposits, and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less governmental regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation and diplomatic developments which could affect investments. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. issuers. In the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

Shareholders should be aware that investing in the financial markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

Risk Factors and Special Considerations of Investing in Euro-Denominated Securities. Beginning July 1, 2002, the euro became the sole legal tender of the participating member states of the European Monetary Union.

The adoption by the participating member states of the euro has eliminated the substantial currency risk among the participating member states that formerly used a currency unique to each member and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent that the Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

The medium- to long-term impact of the introduction of the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and change in the behavior of investors, which would affect the Fund's investments.

World Bank Obligations

The Fund may also purchase obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

Adjustable and Floating Rate Securities

The Fund is permitted to invest in adjustable rate debt securities, including corporate securities and securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower NAV until the coupon rate resets to market rates.

Risk Management and Return Enhancement Strategies

The Fund may engage in various strategies, including using derivatives to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, including straddles, swaps, including foreign interest rate swaps, foreign currency foward contracts, futures contracts, including Eurodollar instruments and foreign currency futures contracts, options on futures contracts and options on securities indexes. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

Foreign Currency Forward Contracts

The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The risks involved in entering into a foreign currency forward contract are generally the same as for a futures contract having similar terms.

The Fund's transactions in foreign currency forward contracts will be limited to risk management involving either specific transactions or portfolio positions. Transaction risk management is the forward purchase or sale of currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position risk management is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency. The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar.

Although there are no limits on the number of forward contracts that the Fund may enter into, the Fund may not position "hedge" (including "cross hedges") with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the assets segregated declines, additional assets will be segregated so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases. The Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities.

The Fund will not enter into forward contracts to purchase or sell currency if, as a result, the net market value of all such contracts exceeds 20% of the Fund's net assets. The Fund may invest in non-deliverable forward currency contracts. A non-deliverable forward currency contract (NDF) is a foreign exchange contract which requires no physical delivery of currencies. At maturity, the difference between the contracted forward rate at inception and the prevailing spot rate is settled in U.S. dollars or any other convertible currency. Because there is no actual exchange of principal funds, NDF's are an asset-efficient method of managing foreign exchange exposures.

Special Risks Related to Foreign Currency Forward Contracts

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

Option Writing and Related Risks. The Fund may write (that is, sell) covered call or put options which are traded on registered securities exchanges (the Exchanges) and may also write such options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (OTC options). A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

Options Transactions. The Fund may write and purchase put and call options on U.S. Government securities and financial futures contracts. Exchange-traded options are issued by the Options Clearing Corporation (OCC) which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options represent a contract between a U.S. Government securities dealer and the Fund with no guarantee of the OCC. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the U.S. Government securities underlying the OTC option. Failure by the dealer to do so would result in the loss of premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options do not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the issuing dealer. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC option transactions only with dealers who will agree to and who are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities used as cover until the option expires, is exercised or the Fund provides substitute cover. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, guarantees the transaction.

The Fund writes only "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will (a) own the underlying securities subject to the option, except that, in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option, (b) own an option to purchase the underlying securities having a strike price equal to or less than the strike price of the call option written and an expiration date not earlier than the expiration date of the call option written or (c) deposit and maintain with its custodian for the term of the option in a segregated account cash or other liquid assets having a value at least equal to the fluctuating market value of the securities underlying the call. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option it (a) deposits and maintains in a segregated account cash or other liquid assets having a value equal to or greater than the amount, if any, the put is in-the-money, or (b) owns a put option on the same security with an exercise price the same or higher than the exercise price of the put option sold or, if lower, deposits and maintains the differential in cash or other liquid assets in a segregated account.

To the extent that a secondary market is available on the Exchanges, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities or other cover against which it can write options. If the Fund writes a substantial number of options, its portfolio turnover will be higher than if it did not do so. Portfolio turnover will increase to the extent that options written by the Fund are exercised. Because the exercise of such options depends on changes in the price of the underlying securities, the Fund's portfolio turnover rate cannot be accurately predicted. See "Portfolio Turnover" below.

The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, the Fund will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written).

The Fund is permitted to adopt a policy, without going to shareholders, to write and purchase put and call options on securities and financial futures contracts unrelated to U.S. government securities. If the Fund adopts such a policy, it may be subject to increased risks that are not present with options on U.S. government securities, which are considered among the most creditworthy of fixed-income investments. For example, the Fund may be subject to heightened risk of share price volatility and counterparty default.

Options on Securities Indexes. The Fund also may purchase and write call and put options on securities indexes for credit enhancement or in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When the Fund writes an option on a securities index, it will be required to deposit, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or equivalents equal in value to such excess.

Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Special Considerations Applicable to Options

On Treasury Bonds and Notes. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

On Treasury Bills. Because the availability of deliverable Treasury Bills changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

On GNMA Certificates. Options on GNMA Certificates are not currently traded on any Exchange. However, the Fund intends to purchase and write such options should they commence trading on any Exchange.

Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

Futures Contracts. A futures contract that provides for cash settlement obligates the party to the contract to deliver to the other party to the contract cash equal to a specific dollar amount times the difference between the value of the underlying fixed-income security or index at the time of settlement or effect of the contract and the price at which the agreement is made. A futures contract that provides for physical settlement obligates the party to the contract to deliver to the other party to the contract the underlying fixed-income security in exchange for the price at which the agreement is made. Although some interest rate futures contracts call for actual delivery or acceptance of debt securities at settlement, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. As a purchaser of a futures contract, the Fund incurs an obligation to acquire a specified amount of the obligations underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, aggregates of debt securities, U.S. Government securities, including futures contracts or options linked to the London Interbank Offered Rate (LIBOR), and interest rate swaps. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute, in the investment adviser's judgment, an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges. See "Risks of Transactions in Options and Financial Futures" below.

The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, that the price of the Fund's portfolio securities may fall, then the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

The Fund will purchase or sell futures contracts also to attempt to enhance return. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract. Notwithstanding the foregoing, the Fund may purchase or sell futures contracts on 10-year interest rate swaps for hedging purposes only. See "Futures Contracts On 10-Year Interest Rate Swaps (Swap Futures)" below.

Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

The Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the Fund enters into a futures contract, it will initially be required to deposit in a segregated account for the benefit of the broker (the futures commission merchant) an amount of "initial margin" of cash or U.S. Treasury Bills, currently equal to approximately 11/2 to 2% of the contract amount for futures on Treasury Bonds and Notes and approximately 1/10 of 1% of the contract amount for futures on Treasury Bills. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon the proper termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "marking to market." At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an offsetting position which will operate to terminate the Fund's position in the futures contract. While interest rate futures contracts provide for the delivery and acceptance of securities, most futures contracts are terminated by entering into offsetting transactions.

Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

The hours of trading futures contracts on U.S. Government securities may not conform to the hours during which the Fund may trade such securities. To the extent that the futures markets close before or after the U.S. Government securities markets, significant variations can occur in one market that cannot be reflected in the other market. See "Risks of Hedging and Return Enhancement Strategies" below.

Futures Contracts on U.S. Government Securities

Characteristics and Purpose of Interest Rate Futures. The Fund may purchase and sell U.S. Exchange-traded interest-rate futures. Currently, there are futures contracts based on U.S. Treasury Bonds, U.S. Treasury Notes, three-month U.S. Treasury Bills and GNMA certificates. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that futures contracts will be performed. Although futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently, options can be purchased or written with respect to futures contracts on GNMAs, U.S. Treasury Bonds and U.S. Treasury Notes on The Chicago Board of Trade and U.S. Treasury Bills on the International Monetary Market at the Chicago Mercantile Exchange.

The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

The Fund may only write covered call or put options. The Fund will be considered covered with respect to a call option it writes on a futures contract if it (a) owns a long position in the underlying futures contract or the security underlying the futures contract, (b) owns a security which is deliverable under the futures contract or (c) owns a separate call option to purchase the same futures contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, the Fund deposits and maintains the differential in cash or other liquid assets in a segregated account. The Fund is considered covered with respect to a put option it writes on a futures contract if it (a) segregates and maintains in a segregated account cash or other liquid assets at all times equal in value to the exercise price of the put (less any related margin deposited), or (b) owns a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund or, if lower, the Fund deposits and maintains the differential in cash or other liquid assets in a segregated account. There is no limitation on the amount of the Fund's assets that can be placed in the segregated account.

The Fund will be required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to the Fund's futures commissions merchants' requirements similar to those applicable to futures contracts, described below.

The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

The skills needed to trade futures contracts and options thereon are different than those needed to select U.S. Government securities. The Fund's investment adviser has experience in managing other securities portfolios which uses similar options and futures strategies as the Fund.

Currency Futures

Generally, foreign currency futures contracts thereon are similar to the interest rate futures contracts. By entering into currency futures thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and the investment adviser expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

As in the case of interest rate futures contracts thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts or futures contracts with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts on 10-Year Interest Rate Swaps (Swap Futures)

Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semi-annual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC market that are so-called "par" swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of ten-year instruments expiring quarterly. Because

Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described above and below.

The Fund may invest in Swap Futures for hedging purposes only.

Interest Rate Futures Contracts

The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will segregate with the Fund's Custodian cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts sufficient to cover the Fund's obligations with respect to such futures contracts.

In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Limitations on the Purchase and Sale of Futures Contracts and Related Options

The Fund intends to limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission ("CFTC") Rule 1.3(z)):

(i)  the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or

(ii)  the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Fund has entered (determined at the time the most recent position was established) into does not exceed the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into.

No Commodity Pool Operator Registration or Regulation. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Swap Transactions

The Fund may enter into swap transactions, such as interest rate, index, total return and credit default swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Investments in each of total return, index and credit default swaps and swap options are limited to 15% of the Fund's investable assets.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis". Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities, and accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

For purposes of applying the Fund's investment policies and restrictions (as stated in the prospectus and SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the CEA, and therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

Interest Rate Swap Transactions. The Fund may enter into interest rate swaps, including foreign interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

The Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

Credit Default Swap Transactions. The Fund may enter into credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or caller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation even if the reference obligation has little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk-that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Total Return & Index Swaps. The Fund may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the three-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund with the opportunity to manage actively the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

Swap Option Agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

For additional risks related to Swap Transactions, see "Risks of Hedging and Return Enhancement Strategies."

Risks of Hedging and Return Enhancement Strategies. Participation in the swap, options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of swaps, options, futures contracts, options on swaps and options on futures contracts include (but are not limited to) (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of swaps, options and futures contracts and options thereon and movements in the prices of the interest rates, securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

Risks of Futures Transactions. There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Pursuant to the requirements of the CEA, all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

If the Fund maintains a short position in a futures contract, it will cover this position by segregating cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contracts. Such a position may also be covered by an offsetting position such as by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established. If the Fund holds a long position in a futures contract, it will segregate cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the Fund could cover its long position with an offsetting position such as by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

Caps and Floors

The Fund may engage in the purchase or sale of interest rate caps and floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Risks of Transactions in Options on Futures Contracts. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a futures contract would result in a loss to the Fund when the sale of a futures contract would not result in a loss, such as when there is no movement in the price of the debt or index underlying the futures contract (or currencies).

An option position may be closed out only on an exchange which provides a market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option, or at any particular time, and for some options, no market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund writes an option that is covered by segregated assets that are not the securities the subject of the option transaction, the Fund assumes the risk of loss in the amount by which the aggregate market price of the securities exceeds the aggregate exercise price of the option.

Reasons for the absence of a liquid market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the market on that exchange in options (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may at times interfere with the timely execution of customers' orders.

Risks of Options on Indexes. The Fund's purchase and sale of options on securities indexes will be subject to risks described above under "Risks of Transactions in Options on Futures Contracts." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written, and if restrictions on exercise were imposed, the Fund may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on securities in the index.

Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described herein.

Price movements in a Fund's security holdings probably will not correlate precisely with movements in the level of the index, and therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's security holdings. It is also possible that the index may rise when the Fund's stocks do not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

Unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed at the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date, but unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Repurchase Agreements

The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. The Fund's repurchase agreements will at all times be fully collateralized by cash or other liquid assets in an amount at least equal to the resale price. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Securities Lending

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that outstanding loans do not exceed in the aggregate 331/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value determined daily of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. A loan may be terminated by the Fund at any time without cause. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

When-Issued and Delayed-Delivery Securities

From time to time, in the ordinary course of business, the Fund may purchase or sell U.S. Government securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The Fund will maintain in a segregated account cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund's NAV. If the Fund chooses to dispose of the right to acquire a when-issued security prior to this acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

Zero Coupon Bonds

The Fund may invest up to 15% of its investable assets in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. Zero coupon securities do not require the periodic payment of interest. While interest payments are not made on such securities, holders of such securities are deemed to have received annual income (phantom income) notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because the Fund accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the Fund. Zero coupon bonds may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

In addition to the above described risks, there are certain other risks related to investing in zero coupon securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income. The required distributions will result in an increase in the Fund's exposure to such securities.

Short Sales Against-the-Box

The Fund may, under certain circumstances, make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities, convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's net assets (determined at the time of the short sale) are held as collateral for such sales. For federal income tax purposes, a short sale against-the-box of an appreciated position will be treated as a sale of the appreciated position, thus generating gain, by the Fund.

Reverse Repurchase Agreements and Dollar Rolls

Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

The Fund may enter into dollar rolls in which the Fund sells securities to be issued and delivered in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale.

The Fund will establish a segregated account with its custodian in which it will maintain cash or other liquid assets, equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities under a dollar roll or reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Illiquid Securities

The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, or other illiquid securities including certain securities with legal or contractual restrictions on resale (restricted securities) either within or outside of the United States and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States). The Subadviser (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Directors.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A of the Securities Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, securities with contractual restrictions and commercial paper that have a readily available market, will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The staff of the Commission has taken the position, which the Fund will follow, that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as cover as liquid.

Borrowing

The Fund may borrow an amount equal to no more than 331/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 331/3% of the value of its total assets to secure such borrowings. Borrowing for investment purposes is known as "leveraging". If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings as required by law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase securities when borrowings exceed 5% of the value of the Fund's total assets unless this policy is changed by the Board.

Segregated Assets

When the Fund is required to segregate assets in connection with certain transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, foreign securities, equity securities, debt obligations or other liquid, unencumbered assets marked-to-market daily. Such transactions may involve, among other transactions, dollar rolls, reverse repurchase agreements, when-issued and delayed-delivery securities, futures contracts, options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

Securities of Other Investment Companies

The Fund may invest up to 10% of its total assets in securities of other investment companies, subject to any other limitations in its investment restrictions. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. In addition, the Fund may purchase shares of affiliated investment companies in amounts up to 25% of its total assets. Notwithstanding the foregoing, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (f) or (g) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Asset Allocation Funds (which are series of Prudential Investment Porfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest. See "Investment Restrictions" below.

(d) Temporary Defensive Strategy and Short-Term Investments

In response to adverse market, economic or political conditions, the Fund may temporarily invest up to 100% of the Fund's assets in high-quality money market instruments, cash, repurchase agreements or U.S. Government Securities. Investing heavily in these securities is not consistent with the Fund's investment objective and limits our ability to achieve our investment objective, but can help to preserve the Fund's assets.

(e) Portfolio Turnover

The Fund's portfolio turnover rate for the fiscal years ended February 28, 2005 and February 29, 2004 was 611% and 646%, respectively. The increase in portfolio turnover during fiscal year 2005 was caused by the Fund holding a greater position in mortgage backed securities and mortgage dollar-rolls. The investment adviser expects that, under normal circumstances, the Fund's portfolio turnover rate may be as high as 400% or higher. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.

INVESTMENT RESTRICTIONS

The Fund had adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

The Fund may not:

1.  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

2.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4.  Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

6.  Purchase any security if as a result more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same group of industries, except for defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government its agencies or instrumentalities.

7.  The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

For purposes of Investment Restriction 2, under the 1940 Act, the Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of Investment Restriction 7, the Fund will currently lend up to 331/3% of the value of its total assets.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, the Fund has the following additional investment restrictions.

The Fund may not:

1.  Make investments for the purpose of exercising control or management.

2.  Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

In addition, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Asset Allocation Funds (which are series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest.

3.  Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex"† consists of the Fund and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

Independent Directors

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Linda W. Bynoe (52)	Director	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.	91	Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003).

David E. A. Carson (70)	Director	Since 2003	Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People's Bank (1983-1997).	91	Director of United Illuminating and UIL Holdings (utility company) since 1993.

Robert E. La Blanc (71)	Director	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.	91	Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65)	Director	Since 2003	Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	91	Director of Gannett Co. Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (since May 2001) (aerospace and defense); Director of High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61)	Director	Since 1993	Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).	90	-

Robin B. Smith (65)	Director	Since 2003	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	90	Director of BellSouth Corporation (since 1992).

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Stephen G. Stoneburn (61)	Director	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).	90	-

Clay T. Whitehead (66)	Director	Since 2003	President (since 1983) of National Exchange Inc. (new business development firm).	91	Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors

Judy A. Rice (57)*	President and Director	President since 2003 and Director since 2000	President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC (PIMS), President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC (PMFS); formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (Prudential Securities); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.	91	-

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Robert F. Gunia (58)*	Vice President and Director	Since 1996	Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of PIMS; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc., Executive Vice President (since March 1999) of PMFS; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.	166	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
William V. Healey (51)	Chief Legal Officer	Since 2004	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Grace C. Torres (45)	Treasurer and Principal Financial and Accounting Officer	Since 1995	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-May 1999) of Prudential Securities.

Deborah A. Docs (47)	Secretary	Since 1996	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (46)	Assistant Secretary	Since 2004	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services Inc.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Since 2002	Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998). Anti-Money Laundering Compliance Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Helene Gurian (51)	Acting Anti-Money Laundering Compliance Officer	Since 2004	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45)	Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

†  The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

*  "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments, LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

**  Unless otherwise noted, the address of the Directors and officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

***  There is no set term of office for Directors and officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Director and/or Officer.

****  This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with Maryland law and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Management Agreement and Articles of Incorporation, the Board may contract for advisory and management services for the Fund. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Fund. Mr. Augsburger oversees the implementation of policies and procedures for the Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's manager and distributed by PIMS.

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

Standing Board Committees

The Board has established three standing committees in connection with the governance of the Fund-Audit, Nominating and Governance, and Valuation.

Audit Committee. The Audit Committee consists of the following Independent Directors: Ms. Bynoe, Messrs. Carson (Chair), Stoneburn and Whitehead. The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met four times during the fiscal year ended February 28, 2005.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The Nominating and Governance Committee met three times during the fiscal year ended February 28, 2005. The Nominating and Governance Committee Charter is available on the Funds' website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden Government Income Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the 1940 Act;

•  any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee. The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of each Fund's portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Fund officer availability. The Valuation Committee did not meet during the fiscal year ended February 28, 2005. For more information about the Valuation Committee, see "Net Asset Value" below.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Government Income Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Dryden High Yield Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Compensation

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Fund to the Independent Directors for the fiscal year ended February 28, 2005 and the aggregate compensation paid to the Independent Directors for service on the Fund's Board and the board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table1

Name and Position	Aggregate Fiscal Year Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Fund and Fund Complex Paid to Independent Directors[3]
Linda W. Bynoe*	$N/A	None	None	$N/A
David E.A. Carson	$3,339	None	None	$199,750 (38/91)[3]
Robert E. La Blanc	$3,114	None	None	$204,500 (38/91)[3]
Douglas H. McCorkindale[2]	$3,040	None	None	$176,916 (38/91)[3]
Richard A. Redeker	$3,211	None	None	$184,833 (37/90)[3]
Robin B. Smith[2]	$3,599	None	None	$206,500 (37/90)[3]
Stephen G. Stoneburn[2]	$5,239	None	None	$194,000 (37/90)[3]
Nancy H. Teeters[4]	$7,475	None	None	$160,000 (37/90)[3]
Clay T. Whitehead	$3,276	None	None	$201,500 (38/91)[3]

*  Ms. Bynoe became a Director on March 2, 2005.

1  Interested Directors and Officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.

2  Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of this Director, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected fund's rate of return on amounts deferred through December 31, 2004, the total amount of compensation for the year amounted to $291,729, $423,670 and $195,039 for Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

3  Number of funds/portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged out of existence during 2004.

4  Effective April 23, 2003, Ms. Teeters became a Director Emeritus.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2004.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
David E.A. Carson	-	Over $100,000
Robert E. La Blanc	-	Over $100,000
Douglas H. McCorkindale	-	Over $100,000
Richard A. Redeker	-	Over $100,000
Robin B. Smith	-	Over $100,000
Stephen G. Stoneburn	-	Over $100,000
Clay T. Whitehead	-	Over $100,000

Interested Directors

Name of Director	Aggregate Dollar Range of Equity Securities in All Registered Dollar Range of Equity Securities in the Fund	Investment Companies Overseen by Director in Fund Complex
Robert F. Gunia	$1-$10,000	Over $100,000
Judy A. Rice	-	Over $100,000

None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund as of December 31, 2004.

Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without an initial sales charge or contingent deferred sales charge.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 8, 2005, the Directors and Officers of the Fund, as a group, owned less than 1% of each class of the outstanding shares of the Fund.

As of April 8, 2005, the beneficial owners, directly or indirectly of more than 5% of the outstanding shares of any class of the Fund were:

Name	Address	Class	No. Shares / % of Class
Prudential Investments Fund Management LLC Attn: Lisa O'Donnell	Gateway Center Three 10th Floor Newark NJ 07102	R	280/100%

PIMS/Prudential Retirement As Nominee For The TTEE/Customer Plan Hughes Hubbard & Reed Defined	One Battery Park Plaza New York NY 10004	Z	694,052/6.7%

Prudential Investment Management SVC	Gateway Center Three 10th Floor Newark NJ 07102	Z	617,567/6.0%

PIMS/Prudential Retirement As Nominee For the TTEE/Customer Plan	PO Box 990 Minneapolis MN 55440	Z	654,623/6.4%

Jennison Dryden Moderate Allocation Attn: Ted Lockwood/ Stacie Mint	Gateway Center Two 4th Floor Newark NJ 07102	Z	599,312/5.8%

As of April 8, 2005, Wachovia Securities LLC(Wachovia Securities) was the record holder for other beneficial owners of the following:

Class	No. Shares / % of Class
A	32,506,866/35.5%
B	6,274,224/48.1%
C	1,145,905/72.3%

In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed-Manager" in the

Prospectus. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion.

PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts.

PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of 0.50 of 1% of the average daily net assets of the Fund up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is computed daily and payable monthly.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of PI or the Fund's investment advisers;

(b) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

(c) the fees, costs and expenses payable to any investment advisor pursuant to a Subadvisory Agreement between PI and such investment adviser (collectively, the Subadvisory Agreements).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager; (b) the fees and expenses of Directors who are not affiliated with PI or the Fund's investment advisers; (c) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent auditors; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund; (i) the cost of fidelity and directors and officers errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and paying fees under state securities laws, including the preparation and printing of the Fund's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (m) distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)3 of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Fund, by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

For the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003, the Fund paid management fees to the Manager or its predecessors of $5,488,917, $6,457,689 and $6,426,296, respectively.

PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. As discussed in the Prospectus, PI employs each investment adviser under a "Manager of Managers" structure that allows PI to replace an investment adviser or amend a Subadvisory Agreement without securing shareholder approval. Under its Subadvisory Agreement with PI, PIM was reimbursed by PI for the reasonable costs and expenses it incurred in furnishing those services. The Subadviser is paid by PI at an annual rate of .25 of 1% up to and including $3 billion, and .166 of 1% of over $3 billion of the Fund's average daily net assets. For the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003, PI paid PIM $2,650,192, $3,228,845 and $3,213,148, respectively, for its investment advisory services to the Fund.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Matters Considered by the Board

The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors, on May 25, 2004 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

With respect to the nature and quality of the services provided by the Manager and Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, three, five, and ten years. The Board considered the Manager's and Subadviser's stated intentions with respect to their respective investment management capabilities in the management of the Fund. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board noted that the fee rate paid by the Fund to the Manager was below the median compensation paid by comparable funds. The Board also considered that the Fund fee structure provides for a reduction of payments resulting from economies of scale. The Board also considered the contractual limits on Fund expenses undertaken by the Manager. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

Additional Information About the Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of February 28, 2005.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Piccirillo	9 Registered Mutual Funds with $2,070,499 in total assets under management.	15 Unregistered Pooled Investment Vehicles with $1,304,037 in assets under management.	31 Other Accounts with $3,537,740 in total assets under management. 1 Other Account with $7,380 in total assets under management.

Robert Tipp, CFA	17 Registered Mutual Funds with $5,019,089 in total assets under management.	17 Unregistered Pooled Investment Vehicles with $2,090,496 in assets under management.	28 Other Accounts with $16,800,536 in total assets under management.

Portfolio Manager Compensation / Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used by PIM to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Portfolio Manager Compensation:

Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Prudential Fixed Income's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional's incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1)  investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

2)  Prudential Fixed Income's business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

3)  market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional's incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Conflicts of Interest:

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers. PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades, and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information. PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security. In addition, PIM's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates' accounts, and the general account of The Prudential Insurance Company of America ("Prudential's General Account," and together with PIM's proprietary accounts and affiliates' accounts, the "Affiliated Accounts"). PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts' investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as "Differing Positions"). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential's General Account, trading by Prudential's General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade. Although PIM expects that Prudential's General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial's Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of Fund securities by each portfolio manager.

Portfolio Manager	Ownership of Fund Securities
Richard Piccirillo	None
Robert Tipp	None

Code of Ethics

The Board has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about a fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures

The Board has delegated to PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorized PI to delegate, in whole or in part, its proxy voting authority to its investment advisers (currently, PIM) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

PI and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and PI or its affiliates.

PI delegates to PIM the responsibility for voting the Fund's proxies. PIM is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of PIM or its affiliates. PI and the Board expect that PIM will notify PI and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that PIM will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the Commission.

A summary of the proxy voting policies of PIM is set forth in Appendix-II of this SAI.

Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling (800) 225-1852 or by visiting the Commission's website, http://www.sec.gov.

Principal Underwriter, Distributor and Rule 12b-1 Plans

Prudential Investment Management Services LLC (PIMS or the Distributor), Three Gateway Center, 14th Floor, Newark, NJ 07102, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential. See "How the Fund is Managed-Distributor" in the Prospectus.

Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan, the Class C Plan and the Class R Plan, collectively, the Plans) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B, Class C and Class R shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed-Distributor" in the Prospectus.

The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility communications and sales promotion expenses.

Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and services activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. For the fiscal period ending February 28, 2006, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares.

For the fiscal year ended February 28, 2005, the Distributor received payments of $2,136,114 under the Class A Plan and spent approximately $1,649,600 in distributing the Fund's Class A shares. The amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the same period, the Distributor also received approximately $177,900 in initial sales charges attributable to Class A shares.

Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares shall be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares up to $3 billion, .55 of 1% of the next $1 billion of such assets and .25 of 1% of such assets in excess of $4 billion (asset-based sales charge), shall be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares shall be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares (asset-based sales charge) shall be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. For the period ending February 28, 2006, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class C plan to .75 of 1% of the average daily net assets of the Class C shares. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge prior to February 2, 2004.

Class B Plan. For the fiscal year ended February 28, 2005, the Distributor received $1,385,699 from the Fund under the Class B Plan and collectively spent approximately $657,700 in distributing the Class B shares of the Fund. It is estimated that of the latter amount, approximately 0.95% ($6,300) was spent on printing and mailing of prospectuses to other than current shareholders, 35.87% ($235,900) was spent on compensation to Pruco Securities, LLC (Pruco), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Fund shares; and 63.18% ($415,500) on the aggregate of (i) payment of commissions and account servicing fees to financial advisers (51.90% or $341,300), and (ii) an allocation on account of overhead and other branch office distribution-related expenses (11.28% or $74,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Wachovia Securities' and Pruco's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund-How to Sell Your Shares-Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended February 28, 2005, the Distributor received approximately $445,000 in contingent deferred sales charges attributable to the Class B shares.

Class C Plan. For the fiscal year ended February 28, 2005, the Distributor received $141,974 from the Fund under the Class C Plan and spent approximately $107,600 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately 0.57% ($600) was spent on printing and mailing of prospectuses to other than current shareholders; 2.78% ($3,000) on compensation to Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 96.65% ($104,000) on the aggregate of (i) payments of commission and account servicing fees to financial advisors (90.71% or $97,600) and (ii) an allocation of overhead and other branch office distribution-related expenses (5.94% or $6,400).

For the fiscal year ended February 28, 2005, the Distributor received approximately $19,900 in contingent deferred sales charges attributable to Class C shares.

Class R Plan. Under the Class R Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. For the period ending February 28, 2006, the Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class R Plan to .50 of 1% of the average daily net assets of the Class R shares.

Distribution expenses attributable to the sale of Class A, Class B, Class C and Class R shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B, Class C and Class R shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Directors who have no direct or indirect financial interest in the Class A, B, C or Class R Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, for the period ending February 28, 2006, the Distributor has contractually agreed to waive a portion of its distribution and services (12b-1) fees for Class A, Class C and Class R shares, respectively. Fee waivers and subsidies will increase the Fund's total return.

NASD Maximum Sales Charge Rule

Pursuant to rules of the National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reimbursement of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, MA 02171, serves as custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly owned subsidiary of PIFM Holdco Inc., the parent of PI, the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

For the fiscal year ended February 28, 2005, the Fund incurred expenses of approximately $1,343,400. As of February 28, 2005, approximately $109,800 of such fees was due to PMFS for the services of PMFS.

KPMG LLP, 757 Third Avenue, New York, NY 10017, serves as the Fund's independent registered public accounting firm and in that capacity audits the Fund's financial statements. Other accountants previously served as the independent registered public accounting firm for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has adopted a policy pursuant to which the Fund and its Manager, sub-advisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the sub-advisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. For purposes of this section, the term "Manager" includes the investment adviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker).

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or any affiliate in any transaction in which Wachovia Securities or any affiliated broker acts as principal. Thus, it will not deal in U.S. Government securities with Wachovia Securities or an affiliated broker acting as market maker, and it will not execute a negotiated trade with Wachovia Securities or an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order. The Fund will not deal with Wachovia Securities or an affiliated broker in any transaction in which Wachovia Securities or an affiliated broker acts as Principal. Thus, it would not deal in U.S. Government Securities with Wachovia Securities or an affiliated broker acting as market maker.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or its affiliates, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to offer each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Wachovia Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Wachovia Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Independent Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Each affiliated broker-dealer must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon it by applicable law.

For the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003, the Fund paid no brokerage commissions to any of the Fund's affiliates including Wachovia Securities.

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at February 28, 2005. As of February 28, 2005, the Fund held the following debt securities:

Bear, Stearns & Co.	$11,288,654
Goldman, Sachs & Co.	$18,003,604

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's portfolio holdings are made public, as required by law, in its annual and semi-annual report. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the Fund's portfolio holdings as of its first and third fiscal quarter ends are reported to the SEC within 60 days after the end of the Fund's first and third fiscal quarters.

When authorized by the Chief Compliance Officer of the Fund and an officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute shares of the Fund, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of the holdings of the Fund's portfolios shall be prepared setting forth a legitimate business purpose for such release which shall specify the Portfolio(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the Fund.

2.  The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the holdings information.

4.  An officer of the Fund shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of holdings information.

6.  PI's Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, the Fund will provide:

1.  Traditional External Recipients / Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

•  Full holdings on a daily basis to the Fund's subadviser, custodian, sub-custodians (if any) and Accounting Agents at the end of each day.

•  Full holdings to the Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis.

•  Full holdings to financial printers as soon as practicable following the end of the Fund's quarterly, semi and annual period-ends.

2.  Analytical Service Providers

•  All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end.

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board of Directors of the Fund has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

The Fund is authorized to issue 2.5 billion shares of common stock, $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class Z and Class R common stock. Of the authorized shares of common stock of the Fund, 500 million shares consist of Class A common stock, 500 million shares consist of Class B common stock, 500 million shares consist of Class C common stock, 500 million shares consist of Class Z common stock and 500 million shares consist of Class R common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) only Class B shares have a conversion feature. Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

The Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares), or (2) on a deferred basis (Class B, Class C or Class A shares (in certain cases)). Class Z and Class R shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund-How to Buy Shares" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Dryden Government Income Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C, Class Z or Class R shares).

If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Dryden Government Income Fund, Inc. Class A, Class B, Class C, Class Z or Class R shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.

Issuance of Fund Shares for Securities

Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

Specimen Price Make-up

Under the current distribution arrangements between the Fund and the Distributor, Class A1 shares are sold at a maximum initial sales charge of 4.50%1 2 and Class B1, Class C1, Class Z and Class R shares are sold at NAV. Using the Fund's NAV at February 28, 2005, the maximum offering prices of the Fund's shares are as follows. The maximum offering price of Class R shares is not yet available because they are new.

Class A
NAV and redemption price per Class A share[1]	$9.04
Maximum sales charge (4.50% of offering price)	0.43
Maximum Offering price to public	$9.47
Class B
NAV, offering price and redemption price per Class B share[1]	$9.06
Class C
NAV, offering price and redemption price per Class C share[1]	$9.06
Class R
NAV, offering price and redemption price per Class R shares.	$9.05
Class Z
NAV, offering price and redemption price per Class Z share	$9.02

1    Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

Selecting a Purchase Alternative

If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See the Prospectus section titled "How to Buy, Sell and Exchange Shares of the Fund-Reducing or Waiving Class A's Initial Sales Charge." However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

Class B Shares

The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

The Distributor will pay, from its own resources, sales commissions of up to 5% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

The offering price of Class C shares is the next determined NAV. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

•  mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

•  mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

•  certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

•  current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

•  Prudential, with an investment of $10 million or more

•  Class Z shares may also be purchased by qualified state tuition programs (529 plans).

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from their own resources based on a percentage of the net asset value of shares sold by such persons.

Class R Shares

Retirement Plans. Class R shares are offered for sale to certain retirement plans including IRAs,section 401 and 457 plans, and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

Rights of Accumulation

Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8810, Philadelphia, PA 19176, to the Distributor, or to your broker.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary and your shares are held directly with the transfer agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the transfer agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Payment for redemption of recently purchased shares will be delayed until the Fund or its transfer agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the transfer agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if any account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve System. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund-Telephone Redemptions or Exchanges" in the prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Involuntary Redemption. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below.

Contingent Deferred Sales Charge

If you purchase $1 million or more of Class A shares, redemptions of such shares within 12 months of purchase are subject to a 1% CDSC. (The CDSC is waived for certain retirement and/or benefit plans affiliated with Prudential Financial Inc.) Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC (18 months if purchased prior to February 2, 2004). The CDSC will be deducted from the redemption proceeds and reduces the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares, and 12 months in the case of Class C shares (18 months if purchased prior to February 2, 2004). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account-Exchange Privilege" below.

The following table sets forth the rate of the CDSC applicable to redemptions of Class B shares:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of Dollars Invested or Redemption Proceeds
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	1.0%
Sixth	1.0%
Seventh	None

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months, 6 years for Class B shares and 12 months for Class C shares (18 months if purchased prior to February 2, 2004); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge-Class B Shares

The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For a distribution from an IRA or a 403(b) Custodial Account, the shareholder must submit a copy of the distribution from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over the age of 701/2. The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify the transfer agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.

Category of Waiver	Required Documentation
Death	A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability - An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.	A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor (a copy of the trust agreement identifying the grantor will be required as well)) is permanently disabled. The letter must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial Account	A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 701/2-signed by the shareholder.

Distribution from Retirement Plan	A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions	A letter from the shareholder (for an IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge-Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature-Class B Shares

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchase of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class Z and Class R shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the transfer agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the transfer agent in writing not less than 5 full business days prior to the payment date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV next determined after receipt of the check by the transfer agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

Exchange Privilege

The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden and Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden and Strategic Partners funds whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege:

Dryden Government Securities Trust
  (Money Market Series)

MoneyMart Assets, Inc.

Dryden Tax-Free Money Fund

Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. (Special Money Fund), a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated excluding the time such shares were held in the money market fund.

In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C, respectively, shares of other funds without being subject to any CDSC.

Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Class R. Class R shares may be exchanged for Class R shares of other JennisonDryden or Strategic Partners mutual funds.

Additional details about the exchange privilege for each of the Prudential mutual funds are available from the Fund's transfer agent, Wachovia Securities or Pruco. The exchange privilege may be modified, terminated or suspended on sixty (60) days' notice, and any fund, including the Fund, or Wachovia Securities, has the right to reject any exchange application relating to such Fund's shares.

Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of exchange.

Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Wachovia Securities' 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

The Wachovia Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those JennisonDryden or Strategic Partners mutual funds which permit investment by the Wachovia Securities Cash Balance Pension Plan.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's transfer agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund-Frequent Purchases and Redemptions of Fund Shares" in the Prospectus.

Dollar Cost Averaging

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in 10 years.1

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

Period of Monthly Investments:	$100,000	$150,000	$200,000	$250,000
25 Years	$105	$158	$210	$263
20 Years	170	255	340	424
15 Years	289	433	578	722
10 Years	547	820	1,093	1,366
5 Years	1,361	2,041	2,721	3,402

See "Automatic Investment Plan (AIP)" below.

1Source: The College Board. Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or Wachovia Securities account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

Systematic Withdrawal Plan

A systematic withdrawal plan is available to shareholders through the Distributor, the transfer agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A (in certain cases), Class B or Class C shares may be subject to a CDSC.

In the case of shares held through the Transfer Agent all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

The transfer agent, or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain cases), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through Wachovia Securities. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment, administration and custodial fees as well as other plan details are available from Wachovia Securities or the transfer agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

Individual Retirement Accounts. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account. The chart also illustrates earnings in a personal savings account, assuming that the earnings are eligible for the current lower dividend and capital gain rate and that this lower rate (currently set up to expire after 2008) is made permanent.

Tax-Deferred Compounding1

Contributions Made Over:	IRA	Personal Savings (35%)	Personal Savings (15%)
10 years	$31,291	$26,712	$29,235
15 years	58,649	46,091	52,856
20 years	98,846	71,060	85,678
25 years	157,909	103,252	131,283
30 years	244,692	144,685	194,651

1The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions under the Internal Revenue Code will not be subject to tax withdrawal from the account.

Mutual Fund Programs

From time to time, the Fund may be included in a mutual fund program with other JennisonDryden and Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Wachovia Securities Financial Advisor, or Prudential Financial Professional, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute a program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. The Fund's share value-known as the net asset value per share or NAV-is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing the Fund's NAV, the Fund will value the Funds' futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not affect materially its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. Portfolio Securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser or Manager, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an Independent pricing agent or more than one principal market maker (if available otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (i) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (ii) periodically obtaining actual market quotes for the security.

As long as the Fund declares dividends daily, the net asset value of the Class A, Class B, Class C, Class Z and Class R shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

The Fund qualifies and, intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires the Fund to, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid imposition of excise tax.

Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net capital gains (the excess of long-term net capital gains over net short-term capital loss), if any, are taxable as long-term capital gains regardless of how long the investor has held his or her Fund shares. For an individual, the maximum federal long-term capital gains rate is generally 15%. The maximum capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. Shareholders will be notified annually by the Fund as to the federal income tax status of distributions made by the Fund. Dividends paid by the Fund will not be eligible for the dividends received deduction available to corporations. In addition, dividends from the Fund will not qualify for the preferential rate of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders pursuant to recently enacted legislation. Distributions and gains from the sale, redemption or exchange of shares of the Fund may be subject to additional state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes.

Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

Dividends and distributions generally are taxable to shareholders in the year in which they are received; however, dividends declared in October, November or December and paid in the following January will be treated as having been paid on December 31 of such prior year. Under this rule, a shareholder may be taxed in one year on dividends received in the following January.

Any dividends or capital gains distributions paid shortly after a purchase by an investor of the shares of the Fund may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or capital gains distributions. Furthermore, such dividends or capital gains distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions, which are expected to be or have been announced.

Distributions of ordinary income and net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity ("foreign shareholder") are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends or distributions unless the dividends or distributions are effectively connected with a U.S. trade or business conducted by the foreign shareholder. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain "interest-related dividends" and "short-term capital gain dividends" paid by the Fund to a non-resident foreign shareholder would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a non-resident foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund's net short-term capital gains over net long-term capital losses. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax at regular rates on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable generally at the maximum rate of 15% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares. Under certain circumstances, a shareholder who acquires shares of the Fund and sells, exchanges or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities or borrow and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules. In addition, the Fund's investment in contingent payment or inflation-indexed debt instruments also may accelerate the Fund's recognition of taxable income in excess of cash generated by such investments.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables denominated in a foreign currency or determined by reference to the value thereof and the time the Fund actually collects such interest or other receivables generally are treated as ordinary income or loss. Similarly, gain or loss on the disposition of debt securities denominated in a foreign currency or determined by reference to the value of a foreign currency, to the extent attributable to fluctuations in exchange rates which occur between the date of acquisition of the debt securities and the date of disposition thereof are also treated as ordinary income or loss.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject since the amount of the Fund's assets to be invested in various countries will vary.

As of February 28, 2005, the Fund had a capital loss carryforward for tax purposes of approximately $61,872,000 of which, $3,290,000 expires in 2006, $1,537,000 expires in 2007, $20,444,000 expires in 2008, $21,641,000 expires in 2009 and $14,960,000 expires in 2013. Approximately $7,671,000 of its capital loss carryforward expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.

Listed Options and Futures. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. government securities constitute "Section 1256 contracts" under the Internal Revenue Code. Section 1256 contracts held by the Fund are required to be "marked-to-market" at the end of the Fund's taxable year; that is, treated as having been sold at their fair market value on the last business day of the Fund's taxable year. Generally, 60% of any gain or loss recognized as a result of such "deemed sale", as well as any actual sale of section 1256 contracts, will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Any net mark-to-market gains realized by the Fund may be subject to distribution requirements referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

If the Fund's positions in U.S. Government securities and a Section 1256 contract form a straddle, the Fund is considered to hold a "mixed straddle". The Fund may elect to make a straddle-by-straddle identification of mixed straddles. By electing to identify its mixed straddles, the Fund can avoid the application of certain rules which could, in some circumstances, cause deferral or disallowance of losses, conversion of long-term capital gains into short-term capital gains, or conversion of short-term capital losses into long-term capital losses. In the case of such an election, the Fund would be subject to the following rules.

If the Fund owns a U.S. Government security and acquires an offsetting Section 1256 contract in a transaction which the Fund elects to identify as a mixed straddle, the acquisition of the offsetting position will result in recognition of the unrealized gain or loss on the U.S. Government security. This recognition of unrealized gain or loss will be taken into account in determining the amount of income available for the Fund's quarterly distributions, and can result in an amount which is greater or less than the Fund's net realized gains required to be distributed. If an amount which is less than the Fund's net realized gains is required to be distributed, the Fund may elect to distribute more than such amount, up to the full amount of such net realized gains.

The net capital gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss if attributable to the position in a Section 1256 contract, or all short-term capital gain or loss if attributable to a non-Section 1256 position.

If the Fund does not elect to identify a mixed straddle, no recognition of gain or loss on the U.S. Government securities in the Fund's portfolio will result when the mixed straddle is entered into. However, any gains or losses realized on the straddle will be governed by a number of tax rules which may, under certain circumstances, defer or disallow the losses in whole or in part, convert long-term gains into short-term gains, convert short-term capital losses into long-term capital losses, or convert capital gains into ordinary income. A deferral or disallowance of recognition of a realized loss may result in the Fund being required to distribute an amount greater than the Fund's net realized gains. In addition, the Fund may be required to capitalize (rather than deduct) interest and carrying charges allocable to the straddle positions.

The Fund may also elect under Section 1256(d) of the Internal Revenue Code not to apply provisions of Section 1256 to Section 1256 contracts which are part of a mixed straddle. In the case of such an election, the taxation of options and futures on U.S. Government securities will be governed by provisions of the Internal Revenue Code dealing with taxation of straddles generally.

OTC Options. Non-listed options on U.S. Government securities (OTC options) are not Section 1256 contracts. If an OTC option written by the Fund on U.S. Government securities expires, the amount of the premium will be treated as short-term capital gain. If the option is terminated through a closing transaction, the Fund will generally recognize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If U.S. Government securities are delivered by the Fund upon exercise of a written call option, or sold to the Fund upon exercise of a written put option, the premium received when the option was written will be treated as an addition to the proceeds received in the case of the call option, or a decrease in the cost basis of the security received in the case of a put option. The gain or loss realized on the exercise of a written call option will be long-term or short-term depending upon the holding period of the U.S. Government security delivered.

The premium paid for a purchased put or call option is a capital expenditure, and loss will be realized upon the expiration, and gain or loss will be realized upon the sale of, a put or call option. The characterization of the gain or loss as short-term or long-term will depend upon the holding period of the option. If U.S. Government securities are purchased by the Fund upon exercise of a purchased call option, or delivered by the Fund upon exercise of a purchased put option, the premium paid when the option was purchased will be treated as an addition to the basis of the securities purchased in the case of a call option, or as a decrease in the proceeds received for the securities delivered in the case of a put option.

Losses realized with respect to straddles which include a purchased put option, can, under certain circumstances, be subject to a number of tax rules which may defer or disallow the losses in whole or in part, convert long-term gains into short-term gains, convert short-term capital losses into long-term capital losses, or convert capital gains into ordinary income. As noted above, a deferral or disallowance of recognition of realized loss can result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

PERFORMANCE INFORMATION

Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C, Class Z and Class R shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

Yield is calculated according to the following formula:

Where:  a  =  dividends and interest earned during the period.

b  =  expenses accrued for the period (net of reimbursements).

c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

d  =  the maximum offering price per share on the last day of the period.

Average Annual Total Return. The Fund may from time to time also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C, Class Z and Class R shares. See "Risk/Return Summary-Evaluating Performance" in the Prospectus.

Average annual total return is computed according to the following formula:

Where:  P  =  a hypothetical initial payment of $1,000.

T  =  average annual total return.

n  =  number of years.

ERV  =  ending redeemable value of a hypothetical $1000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

Average Annual Total Return (After Taxes on Distribution).

Average annual total return (after taxes on distributions) is computed according to the following formula:

Where:  P  =  a hypothetical initial payment of $1,000.

T  =  average annual total return (after taxes on distributions).

n  =  number of years.

ATVD  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemption)

Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

Where:  P  =  a hypothetical initial payment of $1,000.

T  =  average annual total return after taxes on distributions and redemption.

n  =  number of years.

ATVDR  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C, Class Z and Class R shares. See "Risk/Return Summary-Evaluating Performance" in the Prospectus.

Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

Where:  P  =  a hypothetical initial payment of $1000.

ERV  =  ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended February 28, 2005, incorporated into this SAI by reference to the Fund's 2005 annual report to shareholders (File No. 811-3712), have been so incorporated in reliance on the report of KPMG LLP, an independent registered public accounting firm.

You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

APPENDIX I-GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

Asset Allocation

Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer-term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

Market timing-buying securities when prices are low and selling them when prices are relatively higher may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

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APPENDIX II-PROXY VOTING POLICIES OF THE SUBADVISER

A summary of the proxy voting policies of the Fund's Subadviser follows:

PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Material conflicts of interests arising from other firm relationships will not influence voting.

Because the various asset management units within PIM operate differently, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, specific voting information is available to each client with respect to the voting of proxies relating to securities held by the client. Moreover, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•  a proposal regarding a merger, acquisition or reorganization,

•  a proposal that is not addressed in the unit's detailed policy statement, or

•  circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•  a proposal regarding a merger, acquisition or reorganization,

•  a proposal that is not addressed in the unit's detailed policy statement, or

•  circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio for individual consideration.

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Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities.

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PART C

OTHER INFORMATION

Item 23. Exhibits.

  (a)  (1) Articles of Restatement. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on April 30, 1996.

    (2) Articles Supplementary. Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 14, 1999.

    (3) Articles Supplementary. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

    (4) Articles of Amendment. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

    (5) Articles of Amendment and Restatement. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

    (6) Articles Supplementary. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

  (b)  Amended and Restated By-laws of the Registrant dated November 16, 2004.*

  (c)  Instruments defining rights of holders of securities being offered. Incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 5, 1994.

  (d)  (1) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on March 2, 2004.

    (2) Subadvisory Agreement between Prudential Investments LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on March 2, 2004.

  (e)  (1) Distribution Agreement dated as of June 1, 1998 with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit 7(b) to the Registration Statement on Form N-14 (File No. 333-64907) filed via EDGAR on October 30, 1998.

    (2) Selected Dealer Agreement. Incorporated by reference to Exhibit 7(a) to the Registration Statement on Form N-14 (File No. 333-64907) filed via EDGAR on October 30, 1998.

  (g)  (1) Revised Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

    (2) Special Custody Agreement among the Registrant, State Street Bank and Trust Company, and Goldman, Sachs & Co. Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

    (3) Customer Agreement between the Registrant and Goldman, Sachs & Co. Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

    (4) Form of Amendment to Revised Custodian Agreement. Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on November 3, 1995.

    (5) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 4, 2000.

    (6) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(6) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on April 29, 2002.

    (7) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(7) to Post-Effective Amendment No. 30 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on April 29, 2002.

  (h)  (1) Transfer Agency Agreement dated as of January 1, 1988 between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

    (2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on April 29, 2003.

    (3) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.) Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on April 29, 2003.

  (i)  Opinion of Piper Rudnick LLP. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

  (j)  Consent of independent registered public accounting firm.*

  (l)  Purchase Agreement. Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

  (m)  (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to the Registration Statement on Form N-14 (File No. 333-64907) filed via EDGAR on September 30, 1998.

    (2) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit m(2) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on April 29, 2002.

    (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to the Registration Statement on Form N-14 (File No. 333-64907) filed via EDGAR on September 30, 1998.

    (4) Distribution and Service Plan for Class R Shares. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

    (5) Rule 12b-1 fee waiver for Class A, C and R Shares.*

  (n)  Amended and Restated Rule 18f-3 Plan for Registrant. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

  (p)  (1) Code of Ethics of Registrant dated February 24, 2004. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

    (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services, LLC dated February 24, 2004. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

  (q)  Powers of Attorney dated March 2, 2005.*

*Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Funds Articles of Restatement and of Article V of the Fund's By-Laws (Exhibit (b) to the Registration Statement), present and former officers, directors, employees and agents of the Registrant shall be indemnified by the Registrant against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances. Pursuant and subject to the provisions of Article VII of the Registrant's By-Laws, the Registrant shall indemnify each present and former director, officer, employee, and agent of the Registrant against, or advance the expenses of any such person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

Section 10 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) (formerly known as Prudential Investments Fund Management LLC) and Prudential Investment Management, Inc. (PIM) (as a successor to The Prudential Investment Corporation), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 10 of the Management Agreement also holds PIFM liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Restatement, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the Staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under its Charter and By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

(1)  Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2)  Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3)  Such promise must be secured by a surety bond or other suitable insurance; and

(4)  Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and other Connections of the Investment Adviser.

(a) Prudential Investments LLC (PI)

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Name and Address	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Executive Vice President, and Chief Administrative Officer, PI; Vice President, Prudential; President, PIMS; Executive Vice President, Chief Administrative Officer and Director of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer	Executive Vice President, and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc., Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

Judy A. Rice	Officer in Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc., Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.

(b)  Prudential Investment Management, Inc. (PIM)

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS' directors and principal executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 008-36540), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102, the Registrant,
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and Prudential Mutual Fund Services LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

Other than as set forth under the captions "How the Fund is Managed-Manager," "-Investment Adviser" and "-Distributor" in the Prospectus and the captions "Investment Advisory and Other Services-Manager and Investment Adviser" and
"-Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Registrant makes the following undertaking:

(a)  To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1993 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of April, 2005.

  DRYDEN GOVERNMENT INCOME FUND, INC.

  By:  *

  Judy A. Rice., President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Linda W. Bynoe	Director

* David E. A. Carson	Director

* Robert F. Gunia	Director and Vice President

* Robert E. La Blanc	Director

* Douglas H. McCorkindale	Director

* Richard A. Redeker	Director

* Judy A. Rice	Director and President

* Robin B. Smith	Director

* Stephen G. Stoneburn	Director

* Clay T. Whitehead	Director

* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

* /s/ JONATHAN D. SHAIN Jonathan D. Shain (Attorney-in-Fact)		April 28, 2005

EXHIBIT INDEX

  (b)  Amended and Restated By-laws of the Registrant dated November 16, 2004.

  (j)  Consent of independent registered public accounting firm.

(m)(5)  Rule 12b-1 fee waiver for Class A, C and R Shares.

  (q)  Powers of Attorney dated March 2, 2005.